UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                           Oswego County Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)

                           Oswego County Bancorp, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

                           PRELIMINARY PROXY MATERIALS

                           OSWEGO COUNTY BANCORP, INC.
                              44 East Bridge Street
                             Oswego, New York 13126

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF OSWEGO COUNTY BANCORP, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OSWEGO COUNTY BANCORP, INC. (the "Company") will be held at the EconoLodge, 70 East First Street, Oswego, New York, on April 20, 2000, at 4:00 P.M. for the following purposes:

      1. To elect two directors of the Company, to serve a three year term expiring in 2003, or until the election and qualification of their successors;

      2. To approve and adopt the Oswego County Bancorp, Inc. Stock Option Plan (the "Stock Option Plan"), and reserve 39,950 shares of the Company's common stock for grant of options under the Stock Option Plan to certain employees and directors of the Company;

      3. To approve and adopt the Oswego County Bancorp, Inc. Restricted Stock Plan (the "Restricted Stock Plan"), and reserve 11,985 shares of the Company's common stock for grant of restricted stock under the Restricted Stock Plan to certain employees and directors of the Company;

      4. To amend the Certificate of Incorporation to reduce the number of authorized shares from a total of 8,500,000, consisting of 7,500,000 common shares and 1,000,000 preferred shares, to a total of 3,500,000 shares, consisting of 3,000,000 common shares and 500,000 preferred shares.

      5. To ratify and approve the appointment of independent accountants for 2000; and

      6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 16, 2000 will be entitled to notice of and to vote at the meeting.

      STOCKHOLDERS WHO ARE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH STOCKHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    ------------------------------------------
                                                  Gregory J. Kreis
                                      President and Chief Executive Officer

DATED:      March __, 2000
            Oswego, New York


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

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           OSWEGO COUNTY BANCORP, INC.

                            -------------------------

               TO BE HELD AT THE ECONOLODGE, 70 EAST FIRST STREET,
                                OSWEGO, NEW YORK

                                 APRIL 20, 2000

      This Proxy Statement is furnished to Stockholders by the Board of Directors of Oswego County Bancorp, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on April 20, 2000, at 4:00 P.M., and at any adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders commencing on or about March 24, 2000.

      If the enclosed form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the proxy's instructions. Any proxy given pursuant to this solicitation may be revoked by the Stockholder at any time prior to its use by written notice to the President of the Company.

                        RECORD DATE AND VOTING SECURITIES

      The By-laws of the Company provide that the Annual Meeting of Shareholders shall be held at any time chosen by the Board of Directors within thirteen (13) months after the later of the date of incorporation of the Company or the last annual meeting of stockholders. In accordance with the By-laws, the Board of Directors has established April 20, 2000, as the date for the first Annual Meeting of Stockholders. The Board of Directors has fixed the close of business on March 16, 2000 as the record date (the "Record Date") for determining the holders of common stock entitled to notice of and to vote at the meeting. On the Record Date, the Company had outstanding and entitled to vote a total of 887,230 shares of common stock.

      Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting, except that the shares of Oswego County MHC shall not be voted for or against the adoption of the Oswego County Bancorp, Inc. Stock Option Plan and the Oswego County Bancorp, Inc. Restricted Stock Plan.

      The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of conducting business at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Oswego County MHC, which is the only person or organization known by the Company to own more than 5% of the Company's Common Stock; by Directors individually; by executive officers individually; and by Directors and executive officers as a group.

     Name of                          Number of
Beneficial Owner(1)                 Shares Owned(2)       Percent (%) of Class

Oswego County MHC                      471,750                   53.2%

Gregory J. Kreis                        15,437 (3)                1.7%
President and Chief Executive Officer

Michael R. Brower, Director              1,150                    0.1%
Bruce P. Frassinelli, Director           1,000                    0.1%
Paul J. Heins, Director                  3,500                    0.4%
Paul W. Schneible, Director              8,000 (4)                0.9%
Bernard Shapiro, Director                2,500 (5)                0.3%
Deborah F. Stanley, Director               750                    0.1%
Carl K. Walrath, Director                5,000 (6)                0.6%

Stephen Albright                            -0-                    -0-
Senior Vice President and Treasurer

Gregory H. May                             576 (7)                0.1%
Senior Vice President, Consumer Lending

Judith S. Perry                          2,130 (8)                0.2%
Senior Vice President, Operations

Mary E. Lilly                            1,048 (9)                0.1%
Vice President, Loan Operations


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

Ronald Tascarella                        1,094 (10)               0.1%
Vice President, Commercial Lending

All Directors and executive officers
as a group                              42,185 (11)               4.8%

(1) The mailing address for each person listed is 44 East Bridge Street, Oswego, New York 13126.

(2) A Director or executive officer owning Company Common Stock in the Bank's 401(k) plan has sole voting power and sole power to sell ("investment power") with respect to such stock. A Director or executive officer owning stock held by the Employee Stock Ownership Plan ("ESOP") has sole voting power with respect to such stock but does not have the investment power with respect to such stock.

(3) Includes 162 shares in the 401(k) plan and 274 shares in the ESOP.

(4) Mr. Schneible shares voting and investment power.

(5) Mr. Shapiro shares voting and investment power with respect to 1,500 shares.

(6) Mr. Walrath shares voting and investment power with respect to 2,500 shares.

(7) Held in 401(k) plan.

(8) Includes 123 shares in the 401(k) plan and 99 shares in the ESOP.

(9) Includes 870 shares in the 401(k) plan and 78 shares in the ESOP.

(10) Includes 98 shares in the ESOP.

(11) Includes 1,731 shares in the 401(k) plan and 451 shares in the ESOP.

Item 1. ELECTION OF DIRECTORS

      Each person nominated for election at this Annual Meeting of Stockholders has held various positions for the past five years with either the Company or Oswego County Savings Bank, as specified in the table below, and has sole voting power with respect to the securities beneficially owned. Beneficial ownership includes securities which could become exercisable within 60 days of the date of this Proxy Statement. In the event that any of the nominees are unable to serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve. The nominees presently serve as directors and as Trustees of Oswego County MHC.

      If elected, each nominee has agreed to serve as a director.

Nominees and Directors

Class 1
                                      Positions held with
Term expiring                            Oswego County        Director
   in 2000              Age(1)              Bancorp           Since(2)

Gregory J. Kreis          53           President and Chief      1997
                                       Executive Officer

Paul W. Schneible         52           Director                 1996


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

Class 2
                                       Positions held with
Term expiring                            Oswego County        Director
   in 2001              Age(1)              Bancorp           Since(2)

Bruce P. Frassinelli      61           Chairman of the Board    1995

Paul J. Heins             61           Director                 1989

Deborah F. Stanley        50           Director                 2000

Class 3
                                      Positions held with
Term expiring                            Oswego County        Director
   in 2002              Age(1)              Bancorp           Since(2)

Michael R. Brower         50           Director                 1996

Bernard Shapiro           74           Director                 1963

Carl K. Walrath           73           Director                 1974

(1)   As of December 31, 1999.

(2)   Includes service as a Trustee of Oswego County Savings Bank.

      Nominees to the Board of Directors must be elected by a plurality of affirmative votes cast by Shareholders.

      Management recommends a vote "FOR" Item 1.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      The Board of Directors of Oswego County Bancorp also acts as the Board of Directors of the Bank. The Board of Directors meets at least monthly and may have additional special meetings. Following the effectiveness of the reorganization of the Bank on July 13,1999, the Board of Directors met 7 times in 1999, with 100% of the directors in attendance.

      There are currently five committees of the Board of Directors, consisting of the Executive Committee, the Audit Committee, the Loan Committee, the Nominating Committee, and the Personnel and Compensation Committee.


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

      The Executive Committee, to the extent permitted by law, decides all corporate matters which need to be decided between regular Board meetings. The Executive Committee members rotate monthly. The Executive Committee did not meet in 1999.

      The Audit Committee is comprised of four of the outside directors of the Company, Messrs. Brower (Chairman), Frassinelli, Heins and Schneible and has, as its function, the review and implementation of accounting and audit procedures utilized by the Company and the Bank internally, and as recommended by the independent accountants. The Audit Committee also makes recommendations to the Board regarding selection of the accountants for the forthcoming fiscal year. The Audit Committee met once in 1999, with 100% of the members in attendance.

      The Nominating Committee meets to nominate Directors to fill the terms of the upcoming year. The members of the Nominating Committee are Heins (Chairman), Brower and Schneible. The Nominating Committee met once in 1999, with 100% of the members in attendance. The Committee will consider recommendations from stockholders if submitted in a timely manner and will apply the same criteria to all persons being considered.

      The Personnel and Compensation Committee, comprised of Messrs. Frassinelli (Chairman), Brower and Heins, reviews the compensation of the President and Chief Executive Officer of the Bank and makes recommendations in that regard to the Board as a whole. The Committee will administer the Stock Option Plan and the Restricted Stock Plan, if the stockholders approve these Plans. The Personnel and Compensation Committee met 7 times in 1999, with 100% of the members in attendance.

      The Chairman of the Board receives $1,450 per board meeting while the other non-employee directors receive $1,250 per meeting. In addition, the outside directors receive $350 per committee meeting and the Chairmen of the Audit Committee and the Personnel and Compensation Committee receive $100 per meeting in addition. Directors receive a fee only for the board and committee meetings that they attend.

BUSINESS EXPERIENCE OF DIRECTORS

      The business experience of each director for at least the past five years is set forth below.

      Michael R. Brower. Mr. Brower is currently managing member and Chief Executive Officer of the Oswego Cranberry Company. Previously, Mr. Brower served as Executive Director of the Oswego County Co-Operative Extension.

      Bruce P. Frassinelli. Mr. Frassinelli retired as of January 1, 1999. Previously, he was the publisher and editor of the Palladium Times Newspaper, Oswego, New York.

      Paul J. Heins. Mr. Heins is the owner of Paul's Big M Grocery Store, Oswego, New York.


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

      Gregory J. Kreis. Mr. Kreis has served as president and chief executive officer of Oswego County Savings since January 1997. Previously, Mr. Kreis served as president and chief executive officer of Factory Point National Bank, Manchester, Vermont.

      Paul W. Schneible. Mr. Schneible is the owner of Paul W. Schneible, CPA, Accountants and Consultants, Oswego, New York.

      Bernard Shapiro. Mr. Shapiro is currently retired. Previously, Mr. Shapiro was the owner of a retail clothing store.

      Deborah F. Stanley. Mrs. Stanley is the President of Oswego State University.

      Carl K. Walrath. Mr. Walrath is currently retired. Previously, Mr. Walrath owned an insurance agency.

EXECUTIVE OFFICERS

      The executive officers of the Company and the Bank are, in addition to Mr.
Kreis:

      Stephen Albright. Mr. Albright joined the Bank in January, 2000 as Senior Vice President and Treasurer. He previously worked at Rochester Community Savings Bank as Controller. He is a certified public accountant.

      Gregory H. May. Mr. May was promoted to Senior Vice President, Consumer Lending of the Bank in December 1998. He joined the Bank in April 1997 as vice president, consumer lending. Prior to April 1997, he held a variety of mortgage-related positions in Upstate New York and most recently was regional manager for the central region of Marine Midland Mortgage Company.

      Judith S. Percy. Ms. Percy was promoted to Senior Vice President, Operations in December 1998. She is responsible for management information systems as well as internal operations and facilities management. Previously, she served as vice president of operations and has held a variety of positions at the Bank since June 1979.

      Mary E. Lilly. Ms. Lilly has been Vice President, Loan Operations since June 1999. Previously, she had worked in most areas of the Bank since starting in April 1974. Most recently she had been security and compliance officer.

      Ronald Tascarella. Mr. Tascarella has been Vice President, Commercial Lending since June 1998. He has worked at several banks in Central New York in the commercial lending area since 1979. Most recently he had worked at Skaneateles Savings Bank and The Savings Bank of Utica.

DEFERRED COMPENSATION PLAN FOR DIRECTORS

      In 1997, the Bank instituted a deferred compensation plan for Directors who may elect to defer all or part of their Directors fees to fund the plan. The plan provides that deferred fees are to be invested in mutual funds, as selected by the individual Directors. At December 31, 1999, deferred Directors fees included in the Bank's other liabilities aggregated $329,629.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely on the Company's review of copies of forms received, or the written representations from reporting persons to the Company that no Forms 5 were required, the Company believes that all directors, officers and beneficial owners of more than 10% of the securities of the Company have timely filed all reports of ownership and changes in ownership in the Company's stock with the Securities and Exchange Commission, and that these reporting persons have been in compliance with reporting requirements for fiscal 1999, as required by
Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

      The following table sets forth the cash and certain other compensation paid by the Bank for services rendered in all capacities during the fiscal years ended December 31, 1999, 1998 and 1997 to the two highest paid officers of the Bank and to all of the Bank's officers as a group. Officers of the Bank do not receive separate compensation for service as officers of the Company or Oswego County MHC.

                                     Annual Compensation(1)
                                 --------------------------------
      Name and          Fiscal                                      All Other
 Principal Position      Year        Salary           Bonus       Compensation

Gregory J. Kreis         1999       $175,000        $     --(2)      $  6,911
President and Chief      1998       $150,000        $ 20,000         $  7,693
Executive Officer        1997       $140,000        $     --         $  2,149

Gregory H. May           1999       $ 78,000        $     --(3)      $     --
Senior Vice              1998       $ 72,800        $     --         $     --
President,               1997       $ 70,000        $     --         $     --
Consumer Lending

All officers as a        1999       $484,246        $  3,900         $  9,595
group                    1998       $452,358        $     --         $  9,560
                         1997(4)    $502,614        $  4,620         $ 14,782

(1) The Bank also provides Mr. Kreis with the use of an automobile, club membership dues and certain other personal benefits, the value of which is not shown on the table. The aggregate


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

amount of these other benefits did not exceed the lesser of $50,000 or 10% of Mr. Kreis's salary and bonus.

(2) Does not reflect the $15,000 bonus received in 2000 for his performance in fiscal 1999.

(3) Does not reflect the $1,600 bonus received in 2000 for his performance in fiscal 1999.

(4)   Includes five persons whose service as officers of the Bank ended in 1997.

      The column "All Other Compensation" reflects matching contributions to Mr. Kreis of $4,800 and $5,338 made by the Bank under the 401(k) plan in 1999 and 1998 and life insurance premiums of $2,111, $2,355 and $2,149 in 1999, 1998 and 1997; and matching contributions of $7,940, $7,918 and $11,824 to all officers as a group under the 401(k) plan in 1999, 1998 and 1997 and life insurance premiums of $1,655, $1,642 and $2,958.

401(k) PLAN

      The Bank has a tax-qualified savings plan with a salary deferral feature. Generally, a full-time employee who has attained the age of 21 and completed one year of employment is eligible to participate. A participant may make a deferral from 2% to 12% of his compensation up to $10,500, indexed annually. The Bank makes matching contributions of 50% of each participant's annual deferrals up to a maximum of 3% of compensation. The Bank made aggregate matching contributions for all participants of $30,493 for fiscal 1999, $36,000 for fiscal 1998, and $44,620 for fiscal 1997.

      A participant is fully vested for his own deferrals, and vests over five years in any matching contributions, other permissible discretionary contributions, and reallocations of plan forfeitures. The plan allows a participant to direct the investment of his individual plan accounts among several investment options.

      As part of the reorganization, the Bank amended the 401(k) plan to permit investments in a fund established to invest primarily in the Common Stock of the Company (Oswego County Bancorp, Inc.). Company Common Stock is held by the plan's trustee for the benefit of the individual participants who choose to direct their investments into the newly-created fund. Generally, a participant controls the exercise of the voting and tendering rights relating to the common stock held for his benefit.

DEFINED BENEFIT PENSION PLAN

      The Bank maintains a non-contributory defined benefit pension plan covering substantially all of its full-time employees. A participant is fully vested in the plan upon reaching five years of service after obtaining the age of 18.


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

      The normal retirement benefit is based upon a participant's highest three-year average annual base earnings during the participant's final ten years of service, subject to certain limitations required by the plan and the Internal Revenue Code. The annual benefit provided to a participant at normal retirement age (generally age 65) is determined as follows:

                 2% of the participant's average annual earnings

                                  multiplied by

                   the participant's years of credited service

          (Limited to 60% of the participant's average annual earnings)

      The plan also provides for early retirement benefits which are calculated in the same manner as normal retirement benefits. However, benefits are reduced when the participant chooses to begin the receipt of his benefits prior to normal retirement age.

EMPLOYEE STOCK OWNERSHIP PLAN

      The Company has established the Employee Stock Ownership Plan ("ESOP") for employees of the Company and the Bank. Full-time employees of the Company or the Bank who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the ESOP.

      The ESOP borrowed funds from the Company to fund the purchase of Common Stock. The loan amount equaled 100% of the aggregate purchase price of the Common Stock acquired by the ESOP. The loan by the ESOP will be repaid principally from the Company's and the Bank's contributions to the ESOP over a period of not less than 10 years. The collateral for the loan is the Common Stock purchased by the ESOP. Although it is anticipated that the Bank will continue to make contributions to the ESOP, it is under no obligation to make those contributions. The interest rate for the ESOP loan is the New York prime rate plus 0.5%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock. These purchases would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

      Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released to participant's accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible ESOP participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Upon the completion of seven years of service, the account balances of participants within the ESOP will become 100% vested. Credit is given for years of service with the Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

      Messrs. Kreis and Albright serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as those allocated shares for which instructions are given.

      The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the IRS and the Department of Labor thereunder.

Item 2. APPROVAL OF OSWEGO COUNTY BANCORP, INC. STOCK OPTION PLAN

      The Oswego County Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") provides for the grant of options to purchase common stock in the Company to certain employees of the Company and any subsidiary, the majority of the voting stock of which is owned, directly or indirectly, by the Company ("Subsidiary"), as well as to the Company's Directors. The employees will be selected by the Personnel and Compensation Committee ("Committee") of the Board of Directors of the Company, which is comprised of two or more Directors, appointed by the Board, selected from those Directors who are not employees of the Company or any Subsidiary. The current Personnel and Compensation Committee members are Messrs. Frassinelli, Brower, and Heins.

      The Committee is authorized to designate an option as either an "Incentive Stock Option" or a "Non-Qualified Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Under the Stock Option Plan, the aggregate number of shares of common stock which may be issued under the Plan shall not exceed 39,950 shares.

      The option price shall be 100% of the fair market value of each share of common stock on the date the option is granted. The Code provides that, if an Incentive Stock Option is granted to an individual owning (directly or indirectly) more than 10% of the total combined voting power of outstanding Common Stock, the purchase price per share shall be 110% of the fair market value of the stock at the date of grant, and the option, by its terms, will not be exercisable more than five years from the date of grant. On the date of this Proxy Statement, the Company is not aware of any eligible participant in the Stock Option Plan who owns more than 10% of the total combined voting power of Common Stock.

      For purposes of the Stock Option Plan, "fair market value" of a share of Common Stock shall be the mean between the high and low prices for a share of Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the day of the grant; if there is only one price quoted for the day of the grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. If the Common Stock is not reported on NASDAQ, the fair market value of share shall mean the average sale price of all shares of Common Stock sold during the period of 30 calendar days immediately preceding the date on which the options were granted, and if no shares of Common Stock have been sold within such 30-day period, then fair market value shall be determined by the Committee. Common Stock currently is not reported on NASDAQ but is quoted on the Over-the-Counter Bulletin Board ("OTCBB").

      Options granted under the Stock Option Plan shall terminate on the date determined by the Committee and specified in the option agreement which will accompany each grant of an option, but, in any event, not later than 10 years after the date of grant. An option held by an individual whose employment is terminated shall terminate (1) if the option holder is permanently and totally disabled, one year after the date of termination of employment (in the case of Incentive Stock Options) and upon the expiration date (in the case of Non-Qualified Stock Options); (2) in the case of a Non-Qualified Option held by an individual who dies, within one year from the date of death of such individual; (3) immediately, if employment is terminated for cause, unless some other expiration date is fixed by the Committee; or (4) three months after the date employment terminates for any other reason (in the case of Incentive Stock Options), or (in the case of Non-Qualified Stock Options) 18 months after employment terminates or such other date as the Committee may fix. Whether an authorized leave of absence for military or governmental service constitutes termination of employment for purposes of the Stock Option Plan shall be determined by the Committee. In no event, however, shall any option be exercisable after its expiration date.

      No option granted under the Stock Option Plan is assignable or transferable, other than by will or the laws of descent and distribution; during the lifetime of the optionee, the option shall be exercisable only by the optionee.

      The full text of the Stock Option Plan is annexed as Exhibit "A".

      If the Stock Option Plan is approved by the stockholders, the following awards of stock options will be effective as of March 16, 2000:

                                                             Number of Shares
        Name and                      Dollar Value(1)        to Be Received on
   Principal Position              as of March ___, 2000    Exercise of Options

Gregory J. Kreis
President and Chief Executive Officer                              9,987

Michael R. Brower, Director                                        1,712
Bruce P. Frassinelli, Director                                     1,712
Paul J. Heins, Director                                            1,712
Paul W. Schneible, Director                                        1.712
Bernard Shapiro, Director                                          1,712
Deborah F. Stanley, Director                                       1,712
Carl K. Walrath, Director                                          1,712

All non-employee directors
as a group (7 persons)                                            11,984

All executive officers as a group,
other than the President and Chief
Executive Officer (5 persons)                                      2,500

(1) The value of the stock options is based upon the difference in the market price of the Common Stock on March ___, 2000 and the exercise price of the option of $______ which was the fair market value of the Common Stock at March 16, 2000, the date of the award.

(2) All options granted to non-employee directors will be Non-Qualified Stock Options.

ACCOUNTING TREATMENT

      Under the Stock Option Plan, while the grant or exercise of an option does not result in a charge against earnings, compensation expense arising from option grants is measured by the market value of common stock and is charged against earnings for each fiscal period during which an option remains outstanding and unexercised.

TAX TREATMENT

      The Company is advised by counsel that, under the present provisions of the Code and Code regulations, the federal income tax treatment of stock options under the Stock Option Plan will depend upon whether the option is (1) an Incentive Stock Option intended to qualify under Section 422 of the Code or (2) a Non-Qualified Stock Option (all other options).

      The federal income tax consequences described in this section are based on laws and regulations in effect on March ___, 2000, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. Optionees also may be subject to additional taxes under state tax laws which may differ from the applicable federal income tax laws described in this section.

      Incentive Stock Options. Generally, no taxable ordinary income is recognized by an employee upon the exercise of an Incentive Stock Option.

      If common stock acquired pursuant to the exercise of an Incentive Stock Option is held by the employee for at least two years from the date of grant and at least one year from the date the common stock is transferred to that employee, and, if that employee remains employed by the Company at all times from the date of grant of the option until three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee or three months before death in the case of a deceased employee), the employee will not recognize income for regular tax purposes upon the exercise of the option. Exercise may result in recognition of income for alternative minimum tax purposes. Upon the later disposition of the common stock, the employee will recognize long-term capital gain or loss equal to the difference between the sales price and the purchase price. Under these circumstances, the Company will not receive a tax deduction at the time of either exercise or disposition. If the common stock acquired pursuant to the exercise of an Incentive Stock Option is not held by the employee for the time periods indicated above or otherwise fails to qualify, the option will be treated as a Non-Qualified Stock Option and the disposition will be subject to the income tax treatment described below under "Non-Qualified Stock Options". Under the terms of the Stock Option Plan, a person whose employment terminates due to disability has the right to exercise the option until the option would have expired had the person remained employed. If such an option is exercised later than one year after termination of employment due to disability, the exercise will be treated for income tax purposes as the exercise of a Non-Qualified Stock Option.

      The Committee may, in its discretion, grant options that expire later than three months after termination of employment. Options exercised later than three months after termination of employment (except in the case of disability of the employee or death of the employee within three months of termination, in which case the applicable period is one year) will be treated for income tax purposes as Non-Qualified Stock Options.

      The amount by which the fair market value of the common stock on the exercise date of an Incentive Stock Option exceeds the purchase price will be an item of "tax preference" for purposes of the federal alternative minimum tax provisions of the Internal Revenue Code.

      Non-Qualified Stock Options. Unlike an Incentive Stock Option, the exercise of a Non-Qualified Stock Option results in the recognition of income for tax purposes which is subject to income tax withholding and may be subject to FICA tax withholding. However, the exercise of a Non-Qualified Stock Option does not result in an item of "tax preference" for purposes of the federal alternative minimum income tax.

      Upon exercise of a Non-Qualified Stock Option, an optionee, other than a person subject to Section 16(b) of the Securities Exchange Act of 1934 ("Reporting Person"), will recognize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock over the purchase price on the date of exercise.

      If, during the six months preceding the exercise of a Non-Qualified Stock Option, a Reporting Person has had a transaction in common stock which is treated as a purchase under Section 16(b) of the Securities Exchange Act of 1934, then the Reporting Person will not recognize compensation from the exercise of such option until the expiration of six months following the date of the purchase transaction. At the expiration of that six month period, the Reporting Person will recognize compensation equal to the excess of the then fair market value of the common stock over any purchase price paid. However, a Reporting Person may make an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of exercise, to be taxed at the time of exercise upon the excess, if any, of the fair market value of the common stock on the date of exercise over the purchase price paid.

      An optionee's tax basis in common stock received upon exercise of options will generally be any purchase price paid plus the amount of taxable compensation recognized.

      To the Company. In general, the Company will be entitled to a deduction (subject to any general limitations) in connection with awards under the Plan only at such time, and in such amount, as optionees recognize ordinary income in connection with the awards. Thus, in the case of an Incentive Stock Option, assuming there is no disqualifying disposition, the Company will not be entitled to a deduction because the optionees will not recognize ordinary income. When exercise of a Non-Qualified Stock Option results in ordinary income to the optionee, the Company will be entitled to claim the available deduction. The Code requires satisfaction of the applicable reporting requirements as a condition to the Company's claiming its deduction.

      Gain and Loss. If common stock acquired through the exercise of a Non-Qualified Stock Option is sold, the optionee will generally recognize capital gain (or loss) equal to the amount by which the proceeds of sale exceed (or are less than) the optionee's basis in that common stock. The gain (or loss) will be long term if the common stock acquired under the Stock Option Plan has been held for more than 18 months. If an optionee pays part or all of the exercise price of a Non-Qualified Stock Option by surrendering previously acquired Company common stock, then such optionee's tax basis (and capital gains holding period) in the surrendered shares carries over to an equivalent number of shares purchased by exercise of the Option. If the optionee uses stock previously acquired as Incentive Stock Option stock for purposes of paying for stock in a later exercise but prior to the expiration of the required holding period for the Incentive Stock Option stock, this will be treated as a disqualifying disposition for such stock.

      General. The common stock to be issued or transferred pursuant to the Stock Option Plan will be stock which will be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued shares, or from shares reacquired by the Company, including shares purchased on the open market. Shares acquired pursuant to the exercise of options under the Stock Option Plan by a Reporting Person shall not be sold or transferred for at least six months after the date of grant.

      No preemptive rights are applicable to the shares covered by the Stock Option Plan. The cash proceeds to be received by the Company upon exercise of the options will be used for general corporate purposes.

      Resolution. In order to adopt the Stock Option Plan, Shareholders are requested to approve and adopt the following resolution at the Annual Meeting of
Shareholders:

            RESOLVED, that the Oswego County Bancorp, Inc. Stock Option Plan, attached as Exhibit "A" to the Company's Proxy Statement and furnished to Shareholders in connection with the Annual Meeting of Stockholders of the Company held on April 20, 2000, be, and hereby is, approved and adopted.

      If approved and adopted, the Stock Option Plan will become effective from February 17, 2000. Approval and adoption of this Item 2 requires the affirmative vote of a majority of votes cast at the Annual Meeting by stockholders who are entitled to vote. Oswego County MHC is not entitled to vote on this Item 2.

      Management recommends a vote "FOR" Item 2.

Item 3. APPROVAL OF THE OSWEGO COUNTY BANCORP, INC. RESTRICTED STOCK PLAN

      The Board of Directors of the Company has adopted the Oswego County Bancorp, Inc. Restricted Stock Plan (the "Restricted Stock Plan") as a method of providing certain employees and non-employee directors of the Company with a proprietary interest in the Company and to provide these individuals with an incentive to increase the value of the Company. The following discussion is qualified in its entirety by reference to the Restricted Stock Plan, which is attached hereto as Appendix B.

      Under the Restricted Stock Plan, shares of Common Stock will be awarded in the following amounts to named executive officers, executive officers as a group, non-employee directors, and employees as a group. Shares issued under the Restricted Stock Plan will be authorized but previously unissued shares. Funding the Restricted Stock Plan with authorized but unissued shares will have a dilutive effect on the ownership interests of existing stockholders.

Awards to Officers, Employees and Non-Employee Directors

Name and                                                             Number
Principal Position                      Dollar Value(1)             of Shares

Gregory J. Kreis
President and Chief Executive Officer                                2,996

Michael R. Brower                                                      514

Bruce P. Frassinelli                                                   514

Paul J. Heins                                                          514

Paul W. Schneible                                                      514

Bernard Shapiro                                                        514

Deborah F. Stanley                                                     514

Carl K. Walrath                                                        514

All non-employee directors as
a group (7 persons)                                                  3,598

----------
(1) Based on the last sale price of the Common Stock on the Record Date.

      The Compensation Committee will administer the Restricted Stock Plan, and make awards pursuant to the Restricted Stock Plan. Awards of Common Stock under the Restricted Stock Plan ("Restricted Stock") are nontransferable and nonassignable. Awards of Restricted Stock will become effective following receipt of stockholder approval. Participants in the Restricted Stock Plan will earn (become vested in) shares of Restricted Stock covered by an award and all restrictions will lapse at a rate of 20% per year commencing with the first lapse of restrictions on April 20, 2001, and succeeding installments being earned on April 20 of each following year. Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's shares become vested in accordance with the Restricted Stock Plan, the participant will recognize income equal to the fair market value of the restricted Stock so vested at that time, unless the participant has made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. After Restricted Stock has been granted, but before the Restricted Stock has vested, the recipient shall receive any cash dividends paid with respect to such shares. Stock dividends declared by the Company and paid on shares that have not been earned shall be subject to the same restrictions as the Restricted Stock until such shares are earned. Prior to vesting, recipients of awards under the Restricted Stock Plan may vote the shares of Restricted Stock allocated to them.

      If approved, the Restricted Stock Plan will become effective from April 20, 2000. Approval of this Item 3 requires the affirmative vote of a majority of votes cast at the Annual Meeting by stockholders who are entitled to vote. Oswego County MHC is not entitled to vote on this Item 3.

      Unless marked to the contrary, the shares represented by the enclosed, signed Proxy will be voted FOR the approval of the Restricted Stock Plan.

      Management recommends a vote "FOR" Item 3.

Item 4. AMENDMENT OF THE CERTIFICATE OF INCORPORATION

      The Board of Directors has approved, and recommends that the stockholders approve, an amendment to Article 4 of the Company's Certificate of Incorporation to reduce the aggregate number of authorized shares from a total of 8,500,000 shares, of which 7,500,000 shares consist of Common Stock and 1,000,000 shares consist of Preferred Stock, to a total of 3,500,000 shares, of which 3,000,000 shall consist of Common Stock and 500,000 shall be Preferred Stock. Article 4 of the Certificate of Incorporation will be amended to read as follows:

            A. The total number of shares of all classes of stock which the corporation shall have authority to issue is 3,500,000 consisting of 3,000,000 shares of Common Stock, par value one cent ($.01) per share (the "Common Stock") and 500,000 shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock").

      The proposed amendment is identical to the existing text in the paragraph
(A) of Article 4 of the current Certificate of Incorporation, except that the existing paragraph (A) provides that the total aggregate number of authorized shares is 8,500,000, consisting of 7,500,000 shares of Common Stock and 1,000,000 of Preferred Stock.

      As a Delaware corporation, the Company pays an annual corporation franchise tax under Delaware law. The amount of the tax is based upon the total number of shares authorized by the Company's Certificate of Incorporation. At present, the Company's annual franchise tax is $42,540.00. Adoption of the proposed amendment would reduce the Company's annual Delaware franchise tax to $17,540.00, thereby resulting in an estimated annual savings to the Company of $25,000.00.

      Approval of this Item 4 requires the affirmative vote of a majority of the outstanding shares of Common Stock.

      Unless marked to the contrary, the shares represented by the enclosed, signed Proxy will be voted FOR the amendment of the Certificate of Incorporation.

      Management recommends a vote "FOR" Item 4.

Item 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has appointed KPMG LLP as the independent accountants for the Company and the Bank for the year ending December 31, 2000. KPMG has served as the accountants for the Bank since 1997. Services provided by KPMG in 1999 included the audit of the consolidated financial statements of the Company and the Bank, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, and consultations on various tax matters.

      Approval of this Item 5 requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

      Unless marked to the contrary, the shares represented by the enclosed, signed Proxy will be voted FOR the ratification of the appointment of KPMG LLP as independent accountants.

      Management recommends a vote "FOR" Item 5.

PROPOSALS OF STOCKHOLDERS

      Proposals of stockholders intended to be presented to the 2001 Annual Meeting of Stockholders must be received a reasonable time before the Company begins to print and mails its proxy materials, for inclusion in the Proxy Statement and form of proxy. Proposals received by November 24, 2000 will be considered by the Company to have been received within a reasonable time. Stockholders wishing to propose matters for consideration at the 2001 annual meeting must follow certain specified advance notice procedures set forth in the Company's By-laws, a copy of which is available upon written request to:

            ----------------, ---------
            Oswego County Bancorp, Inc.
            44 East Bridge Street
            Oswego, New York  13126

      The By-laws designate procedures for the calling and conduct of a meeting of stockholders, including, but not limited to specifying who may call the meeting, what business may be conducted, the procedures with respect to the making of stockholder proposals, and the procedures and requirements for stockholder nomination of directors. The By-laws require a stockholder's notice to be received at the above address not less than 90 days before the annual meeting. However, if the Company makes public disclosure of the date of the annual meeting less than 100 days in advance, then the stockholder's notice delivery deadline is the 10th day following the day on which the Company publicly disclosed the date of the meeting.

OTHER MATTERS

      The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company. Regular employees of the Bank may solicit proxies in person, by mail or by telephone, but no employee of the Bank will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

      The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    ------------------------------------------
                                                 Gregory J. Kreis
                                      President and Chief Executive Officer

DATED:      March ___, 2000
            Oswego, New York

                           OSWEGO COUNTY BANCORP, INC.

                        PROXY SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD APRIL 20, 2000, AT 4:00 P.M.
                        ECONOLODGE, 70 EAST FIRST STREET,
                                OSWEGO, NEW YORK

      The undersigned hereby appoints Mary E. Lilly and Lisa King, and each of them, with full power of substitution as proxies for the undersigned to attend the Annual Meeting of Stockholders of OSWEGO COUNTY BANCORP, INC. to be held at the EconoLodge, 70 East First Street, Oswego, New York at 4:00 P.M. on April 20, 2000, and at any adjournment thereof, to vote and act with respect to all Common Shares of Oswego County Bancorp, Inc. which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

The Board of Directors recommends that you vote FOR:

1.    ELECTION OF DIRECTORS

      FOR                     Withhold Authority            Withhold Authority
      All Nominees            for All Nominees              as Indicated

      |_|                     |_|                           |_|

                              DIRECTORS

                              --------------------

                              --------------------

(Withhold authority for nominees whose names are written above)

2.    ADOPTION OF OSWEGO COUNTY BANCORP, INC. STOCK OPTION PLAN

          |_| FOR     |_| AGAINST       |_| ABSTAIN

3.    ADOPTION OF OSWEGO COUNTY BANCORP, INC. RESTRICTED STOCK PLAN

          |_| FOR     |_| AGAINST       |_| ABSTAIN

4.    AMENDMENT OF THE CERTIFICATE OF INCORPORATION

          |_| FOR     |_| AGAINST       |_| ABSTAIN

5.    RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS

          |_| FOR     |_| AGAINST       |_| ABSTAIN

6. In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournment(s).

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the nominees described in Item 1; FOR the Stock Option Plan described in Item 2; FOR the Restricted Stock Plan described in Item 3; FOR the Amendment of the Certificate of Incorporation in Item 4; FOR the ratification of appointment of independent accounts in Item 5; and in the discretion of the proxies, on such other matters as may properly come before the Annual Meeting of any adjournment or postponements thereof.

Receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

|_| Please check this box if you plan to attend the Annual Meeting.

DATED: _________________________, 2000

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer. PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                           OSWEGO COUNTY BANCORP, INC.

                     TEXT OF THE OSWEGO COUNTY BANCORP, INC.
                          STOCK OPTION PLAN AS PROPOSED

1.    PURPOSES OF THE PLAN

            The purpose of the Oswego County Bancorp, Inc. Stock Option Plan is to provide a method by which those directors, officers and employees of the Company and its Subsidiaries who are largely responsible for the management, growth, and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of the Company and all its stockholders. Accordingly, the Company will, from time to time during the term of the Plan, grant to such employees as may be selected in the manner provided in the Plan, options to purchase shares of Common Stock of the Company subject to the conditions provided in the Plan. The Plan is subject to the provisions of Section 140-a of the New York Banking Law, the regulations of the New York Banking Board and any other applicable law or regulation.

2.    DEFINITIONS

            Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

            (a) "Board of Directors" or "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended. References in this Plan to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise.

            (c) "Committee" means a Committee of two or more Non-Employee Directors, appointed by the Board, to administer and interpret this Plan.

            (d) "Common Stock" means the common stock of the Company, par value $0.01 per share.

            (e) "Company" means Oswego County Bancorp, Inc., a Delaware corporation with its principal place of business at 44 East Bridge Street, Oswego, New York 13126.

            (f) "Director" means a member of the Board of Directors.

            (g) "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Board or Committee pursuant to the Plan.

            (h) "Incentive Stock Option" means an Option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

            (i) "Non-Employee Director" shall the meaning provided in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934.

            (j) "Non-Qualified Stock Option" means any Option granted under the Plan other than an Incentive Stock Option.

            (k) "Option" means an option granted pursuant to Section 5 of the Plan to purchase shares of Common Stock and which shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.

            (l) "Optionee" means an individual to whom an Incentive Stock Option or a Non-Qualified Stock Option is granted pursuant to the Plan.

            (m) "Permanent and Total Disability," as applied to an Optionee, means that the Optionee has (1) established to the satisfaction of the Company that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, all within the meaning of Section 22(e)(3) of the Code, and (2) satisfied any requirement imposed by the Committee.

            (n) "Plan" means the Oswego County Bancorp, Inc. Stock Option Plan as set forth herein and as may be amended from time to time.

            (o) "Subsidiary" means any banking institution, stock corporation or other entity of which a majority of the voting common or capital stock is owned, directly or indirectly, by the Company and any company designated as such by the Committee, but only during the period of such ownership or designation.

3.    ADMINISTRATION OF THE PLAN

            (a) The Committee, if appointed by the Board, will administer this Plan. The Board may from time to time remove members from or add members to the Committee.

      Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the Company's By-Laws, and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be valid acts of the Committee.

            (b) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Optionees and any person claiming under or through an Optionee unless otherwise determined by the Board.

            (c) Any determination, decision, or action of the Committee provided for in the Plan may be made or taken by action of the Board, if it so determines, with the same force and effect as if such determination, decision, or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision, or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board who is not then a member of the Committee shall at the time be, or shall theretofore have been, or thereafter may be a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor or against any amendment or repeal of the Plan, provided that such vote shall be in accordance with the recommendations of the Committee.

4.    STOCK SUBJECT TO THE PLAN

            (a) The Common Stock to be issued or transferred under the Plan will be the Company's Common Stock which will be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed 39,950 shares.

            (b) In the event that any outstanding Options for any reason expire or are terminated without exercise, the shares of Common Stock allocable to the unexercised Options shall not again be made subject to Option under the Plan.

5.    GRANT OF THE OPTIONS

            (a) Officers and Key Employees

            The Committee may from time to time grant Options to officers and key employees of the Company and its Subsidiaries to purchase shares of Common Stock. The Committee may designate any Options granted as either Incentive Stock Options or as Non-Qualified Stock Options, or the Committee may designate a portion of the Incentive Stock Options and the remaining portion as Non-Qualified Stock Options. No Optionee shall receive more than 25% of the total Options under this Plan.

            (b) Directors

            Each Director who on March 16, 2000 is also an employee of the Company or a Subsidiary shall be granted Incentive Stock Options on such date to purchase 9,987 shares of Common Stock. Each Director who is serving in such capacity on March 16, 2000, and who is not on such date an employee of the Company or any Subsidiary, shall be granted on such date Non-Qualified Stock Options to purchase 1,712 shares of Common Stock. Such options shall vest and be exerciseable in accordance with the following schedule:

                  Percent Vested          Anniversary Date of Grant
                  --------------          -------------------------

                        20%                         1st
                        40%                         2nd
                        60%                         3rd
                        80%                         4th
                       100%                         5th

      Such Options shall expire upon the date 10 years after the date of grant. No additional Options may be granted to Directors who are not employees of the Company or a Subsidiary, absent an amendment to this Plan in accordance with Section 13. Directors who are not employees of the Company or a Subsidiary shall not receive more than 5% of the total Options under the Plan individually, or more than 30% of the total available Options in the aggregate.

6.    OPTION PRICE

            The purchase price per share of any Option granted under the Plan shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted. For purposes of the Plan, the fair market value of a share of Common Stock shall be the mean between the high and low prices for a share of Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the day of the grant; if there is only one price quoted for the day of the grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. If the Common

      Stock is not reported on NASDAQ, the fair market value of share shall mean the average sale price of all shares of Common Stock sold during the period of 30 calendar days immediately preceding the date on which the Options were granted, and if no shares of Common Stock have been sold within such 30-day period, then fair market value shall be determined by the Committee.

7.    ELIGIBILITY OF OPTIONEES

            (a) Options shall be granted only to persons who are either key employees of the Company and its Subsidiaries, or Directors of the Company, in each case as determined by the Committee at the time of the grant.

            (b) Subject to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction to (1) select the key employees and directors to be granted Options, (2) determine the number of Options to be granted to each Optionee, (3) determine the date or dates when Options will be granted,
      (4) determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (5) determine the date when each Option shall vest and become non-forfeitable by the Optionee, (6) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Section 9 of the Plan, (7) determine whether or not an option constitutes an Incentive Stock Option, and (8) prescribe the form, which will be consistent with the Plan, of the documents evidencing any Options granted under the Plan.

            (c) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of any Subsidiary or limit in any respect the right of the Company or any Subsidiary to terminate the Optionee's employment at any time and for any reason.

8.    NON-TRANSFERABILITY

            No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, the Option shall be exercisable only by such Optionee.

9.    TERM AND EXERCISE OF OPTIONS

            (a) Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option Agreement, provided that each Option shall terminate not later than ten years after the Grant Date. The Committee, at its discretion, may provide further limitations on the exercisability of Options granted under the Plan.

      An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Section 10 of the Plan.

            (b) A person electing to exercise an Option shall give written notice to the Company, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of any shares he or she has elected to purchase. The purchase price upon the exercise of an Option shall be paid in full in cash; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the manner provided in Section 6 of the Plan (with respect to the determination of the fair market value of Common Stock on the date an Option is granted). However, if an Optionee pays the Option exercise price of a Non-Qualified Stock Option in whole or in part in the form of Common Stock already owned by the Optionee, the Company may require that the Optionee have owned the stock for a period of time that would not cause the exercise to create a charge to the Company's earnings. Such provisions may be used by the Company to prevent a pyramid exercise. As conditions to exercising an Option, the holder must (1) arrange to pay the Company any amount required to be withheld under any tax law on the account of the exercise, and (2) in the case of an Incentive Stock Option, agree to notify the Company of any disqualifying disposition (as defined in Section 421 of the Code) of the Common Stock acquired upon the exercise and agree to pay the Company any amount required to be withheld under any tax law on account of the disposition. Any payment on account of withholding taxes shall be made in a form acceptable to the Committee.

            (c) An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date the Stock Certificate is issued evidencing ownership of the shares. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities, or other property, or distributions or other rights for which the record date is prior to the date such Stock Certificate is issued, except as provided in Section 14 of the Plan.

            (d) A person may, in accordance with other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

10.   TERMINATION OF EMPLOYMENT

            If an Optionee severs from all employment with the Company and/or its Subsidiaries, any Option granted to him or her under the Plan shall terminate as follows:

            (a) An Option held by an Optionee who is Permanently and Totally Disabled shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, upon its expiration date;

            (b) A Non-Qualified Stock Option held by an Optionee shall be exercisable within a period of one year from the date the Optionee's death by the executor or administrator of the Optionee's estate or by the person to whom the Optionee shall have transferred such right by last will and testament or by the laws of descent or distribution;

            (c) An Incentive Stock Option or a Non-Qualified Stock Option held by an Optionee whose employment terminates for cause, as determined by the Committee, shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee; and

            (d) An Option held by an Optionee whose employment terminates for any reason other than those specified in subsection (a), (b), or (c) above shall expire (i) in the case of an Incentive Stock Option, three months after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, unless another date is fixed by the Committee, eighteen months after the date of termination.

            The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

            Because the purpose of the Plan is to provide employees and Directors with an incentive to serve the interests of the Company and its stockholders and to continue their employment with the Company and its Subsidiaries, if any Option terminates prior to the vesting date for such Option established by the Committee, such Option shall be treated as forfeited by the Optionee.

            Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Optionee and any person claiming under or through such Optionee. Termination of employment with any Subsidiary in order to accept employment with another Subsidiary or while remaining an employee of the Company or of any of its Subsidiaries shall not be a termination of employment for the purposes of this Section 10.

11.   MODIFICATION, EXTENSION, AND RENEWAL

            Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Without in any way limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option in lieu of an outstanding Option for a number of shares at an exercise price and for a term which are greater or less than under the earlier Option or may do so by cancellation and re-grant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an Option shall, without consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.   PERIOD IN WHICH GRANTS MAY BE MADE

            Options may be granted pursuant to the Plan and at any time on or before February 17, 2010.

13.   AMENDMENT

            The Board may at any time amend, modify, or suspend the Plan, subject only to the approval of the New York Superintendent of Banks, provided that, without the approval of the stockholders of the Company, no amendment or modification shall be made by the Board which (a) increases the maximum number of shares as to which Options may be granted under the Plan; (b) changes the number of shares which may be optioned to any single individual; (c) alters the method by which the Option price is determined, or decreases the Option price; (d) extends the term of this Plan or extends any Option for a period of longer than ten years after the date of the grant; (e) changes the persons or category of persons eligible to be granted Options; or (f) alters this Section 13 so as to defeat its purpose. Further, no amendment, modification, or suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

14.   CHANGES IN CAPITALIZATION

            (a) In the event that the Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, then the Board, subject to the approval of the New York Superintendent of Banks, shall substitute for or add to each share of Common Stock which was theretofore appropriated or which thereafter may become subject to an Option under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to the price and other terms as may be necessary to reflect the foregoing events. The maximum number of shares of

      Common Stock upon which Options may be granted, as provided in Section 4(a) of the Plan, shall be adjusted proportionately to reflect any of the foregoing events.

            (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 14 may be settled as the Board shall determine.

            (c) Notice of any of the foregoing adjustments shall be given by the Company to each holder of an Option which shall have been so adjusted.

            (d) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business assets.

15.   LISTING AND REGISTRATION OF SHARES

            (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee, as the case may be, shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

            (b) If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their disposition, the Company may place upon any stock certificate for shares issuable upon exercise of such Option such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable law.

16.   SIX MONTH HOLDING PERIOD

            Shares acquired by persons subject to Section 16 of the Securities Exchange Act of 1934 pursuant to the exercise of Options shall not be sold or transferred for at least six months after the Grant Date with respect to such Options.

17.   EFFECTIVE DATE OF PLAN

            Upon the ratification and approval of the stockholders of the Company at the 2000 Annual Meeting of Stockholders, the Plan shall be effective as of February 17, 2000.

3

                                 SUMMARY OF OPTION GRANT

                      OSWEGO COUNTY BANCORP, INC. STOCK OPTION PLAN

Name of Optionee:      ________________________           Vesting Schedule

Address of Optionee:   ________________________   _____% on and after _________

                       ________________________   _____% on and after _________

Taxpayer Identification Number: _______________   _____% on and after _________

Number of Options: ________________________       _____% on and after _________

Exercise Price per Share: _____________________   _____% on and after _________

____  Incentive Stock Options
            OR
____ Non-Qualified Stock Options   Date of Grant: _______ Expiration Date: _____

                             STOCK OPTION AGREEMENT

      The undersigned OSWEGO COUNTY BANCORP, INC., a Delaware corporation with offices at 44 East Bridge Street, Oswego, New York 13126 (the "Company") and the above named Optionee, an individual residing at the address shown in the above, hereby enter into this STOCK OPTION AGREEMENT effective as of the Date of Grant as stated above the ("Agreement"), upon the terms and conditions hereinafter set forth:


                                    OSWEGO COUNTY BANCORP, INC.

                                    By:   ____________________________________
                                                          [Name and Title]

                                    The Optionee agrees to the terms and
                                    conditions hereinafter set forth and
                                    acknowledges receipt from the Company of a copy of the Stock Option Plan and a Plan Prospectus dated ______________, 2000:


                                    OPTIONEE:

                                    __________________________________________
                                    [NAME]

                              TERMS AND CONDITIONS

      The Optionee is an [employee/ director] of [the Company] [_______________, a Subsidiary of the Company]. The Compensation Committee of the Company (the "Committee") has determined that the Optionee is a key employee of the Company and its Subsidiaries, or has otherwise met the criteria necessary for the grant of options under the Oswego County Bancorp, Inc. Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors of the Company on February 17, 2000 and approved and ratified by stockholders on April 20, 2000. The Committee has elected to grant options to the Optionee, which options shall be exercised in accordance with this Agreement and the Plan.

      The Optionee wishes to accept this grant.

      NOW, THEREFORE, the Company and the Optionee agree as follows:

      1. Grant of Options. By this Agreement, the Company grants to the Optionee, and the Optionee accepts from the Company as of the date of this Agreement, on the terms and conditions set forth herein, options (individually or collectively referred to as the "Options") to purchase the number of shares of its common stock, par value $0.01 per share (the "Common Stock"), at the purchase price per share set forth above in the Summary of Option Grant. As specified in such Summary of Option Grant, the Options are either Incentive Stock Options, or Non-Qualified Stock Options which will not be treated as "Incentive Stock Options" under the Internal Revenue Code of 1986, as amended (the "Code").

      The Options are issued under and subject to all of the terms and conditions of the Plan. The Plan, except as expressly modified by the provisions set forth in this Agreement, is hereby incorporated by reference into this Agreement. Terms defined in the Plan and not otherwise defined in this Agreement shall have the meanings set forth in the Plan.

      2. Term of Option. The Options shall terminate on and shall not be exercisable after the Expiration Date set forth above in the Summary of Option Grant. Except as provided herein, the Options may be exercised only during the continuance of the Optionee's employment with the Company.

            a. Options held by an Optionee who is Permanently and Totally Disabled shall terminate (i) in the case of Incentive Stock Options, one year after the date of termination of employment, and (ii) in the case of Non-Qualified Stock Options, upon their Expiration Date.

            b. Non-Qualified Stock Options held by an Optionee shall be exercisable within a period of one year from the date of the Optionee's death by the executor or administrator of the Optionee's estate, or by the person to whom the Optionee shall have transferred such right by last will and testament or by the laws of descent or distribution.

            c. Options held by an Optionee who is terminated for cause, as determined by the Committee, shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee.

            d. Options held by an Optionee whose employment with the Company terminates for any reason other than those specified in subsections (a), (b) or
(c) above shall expire (i) in the case of Incentive Stock Options, 3 months after the date of termination; and (ii) in the case of Non-Qualified Stock Options, 18 months after the date of termination.

            e. Notwithstanding the foregoing, no Option shall be exercisable after the Expiration Date.

      The Committee shall determine in its discretion whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for purposes of the Plan. Any determination by the Committee shall be final, conclusive and binding upon the affected Optionee and any person claiming under or through such Optionee. Termination of employment with any Subsidiary in order to accept employment with another Subsidiary or while remaining an employee of the Company or of any Subsidiary shall not be termination of employment for the purposes of this Agreement.

      3. Exercise of Options. The Optionee shall exercise all or any part of the vested Options by giving written notice to the Company, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase. The purchase price per share of the Options shall be the price set forth in the Summary above. The full purchase price of the shares as to which the Options are being exercised shall be paid in cash; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Options by tendering to the Company shares of Common Stock owned by him or her pursuant to Section 9(b) of the Plan.

      4. Stockholder Rights. Neither the Optionee nor any transferee under this Agreement shall have any rights as a stockholder with respect to any shares subject to Options until the date a stock certificate is issued evidencing ownership of such shares. The Company shall deliver to the Optionee a certificate representing the shares as to which options have been exercised as soon as administratively feasible following such exercise.

      5. Non-Transferability. Options shall not be assignable or transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Options shall be exercisable only by such Optionee. Any transfer of Options attempted in violation of this Agreement shall be void.

      6. Compliance with Securities Laws. No Options shall be exercisable in whole or in part if at any time the Committee or the Board of Directors, as the case may be, shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such Options on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Options or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Options is not in effect at the time of exercise, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution, and the Company may place upon any stock certificate for shares issuable upon exercise of such Options such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 and any other applicable law.

      7. Reporting. In the event the Optionee disposes of the shares acquired from the Options and, as a result of the disposition, recognizes ordinary income, the Optionee shall give written notice to the Company, as soon as reasonably practicable, of such disposition and the amount taxable as ordinary income to the Optionee as a result of the disposition.

      8. Notices. All notices provided for under this Agreement shall be in writing and shall be delivered by hand or sent by certified mail to the addresses specified in the Summary of Option Grant above or to such other addresses that the respective parties may designate in writing.

      9. No Right to Employment. Nothing contained in this Agreement, nor the granting of any Options to the Optionee hereunder, shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or continue employment of Optionee for any specific period.

      10. Interpretation. This Agreement shall be governed by and construed under the laws of the State of New York, without reference to conflict-of-laws principles.

      11. Amendment. No term, condition, understanding or agreement purporting to modify the terms of this Agreement shall be binding unless made in writing and signed by both parties hereto.

      12. Waiver. No failure of a party to exercise any power given to it under this Agreement or to insist upon strict compliance with any obligation or condition thereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver by such party of its rights to demand exact compliance with the terms of this Agreement.

      13. Binding on Heirs, etc. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and the Optionee and his or her heirs, executors and administrators.

                                                                       EXHIBIT B
                           OSWEGO COUNTY BANCORP, INC.

                              RESTRICTED STOCK PLAN

1.    PURPOSE: EFFECTIVENESS OF THE PLAN.

            (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

            (b) This Plan will become effective on February 17, 2000, upon ratification and approval by the stockholders of the Company.

2.    CERTAIN DEFINITIONS.

            Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any agreements entered into pursuant to this Plan:

            (a) "1933 Act" means the federal Securities Act of 1933.

            (b) "1934 Act" means the federal Securities Exchange Act of 1934.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended. References in this Plan to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise.

            (e) "Committee" means a Compensation Committee of two or more Non-Employee Directors, appointed by the Board, to administer and interpret this Plan.

            (f) "Company" means Oswego County Bancorp, Inc., a Delaware corporation with its principal place of business at 44 East Bridge Street, Oswego, New York 13126.

            (g) "Non-Employee Director" shall the meaning provided in Rule 16b-3(b)(3)(i) under the 1934 Act.

            (h) "Eligible Participants" means persons who, at a particular time, are employees, officers or directors of the Company or any of its Subsidiaries.

            (i) "Holder" means an Eligible Participant to whom any Restricted Stock is issued hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan.

            (j) "Plan" means this Restricted Stock Plan of the Company.

            (k) "Restricted Stock" means Stock issued or issuable by the Company pursuant to this Plan.

            (l) "Restricted Stock Grant Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Restricted Stock under this Plan.

            (m) "Stock" means shares of the Company's common stock, par value $.01 per share.

            (n) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code.

            (o) "Termination Event" means, with respect to any Holder of Restricted Stock, any event that results in such Holder no longer being an Eligible Participant hereunder for any reason whatsoever (whether by reason of such Holder's death, disability, voluntary resignation, involuntary termination of employment, or any other reason).

            (p) "Transfer," with respect to Restricted Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Restricted Stock, including without limitation an assignment for the benefit of creditors of the Holder, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Restricted Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a qualified domestic relations order, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Restricted Stock are transferred or awarded to the spouse of the Holder or are required to be sold; or a transfer resulting from the filing by the Holder of a petition for relief, or the filing of an involuntary petition against such Holder, under the bankruptcy laws of the United States or of any other nation.

3.    ELIGIBILITY.

            The Company may issue Restricted Stock under this Plan only to person who are Eligible Participants as of the time of such issuance. Subject to the provisions of Section 5 of this Plan, there is no limitation on the amount of Restricted Stock that may be issued to an Eligible Participant.

4.    ADMINISTRATION.

            (a) Committee. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder.

            (b) Authority and Discretion of Committee. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Certificate of Incorporation, By-laws and this Plan:

                  (i) to select and approve the persons to whom Restricted Stock will be issued under this plan from among the Eligible Participants, including the number of shares of Restricted Stock so issued to each such person;

                  (ii) to determine the Purchase Price of Restricted Stock
            issued under this Plan, the period or periods of time during which the Company will have the right to repurchase such Restricted Stock and the terms and conditions of such repurchase, and other matters to be determined by the Committee in connection with specific issuances of Restricted Stock and Restricted Stock Grant Agreements as provided in this Plan; and

                  (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

            (c) Restricted Stock Grant Agreements. Restricted Stock will be issued hereunder only upon the execution and delivery of a Restricted Stock Grant Agreement by the Holder and a duly authorized officer of the Company. Restricted Stock will not be deemed issued merely upon the authorization of such issuance by the Company.

5.    SHARES RESERVED FOR RESTRICTED STOCK.

            (a) Restricted Stock Pool. The aggregate number of shares of Restricted Stock that may be issued pursuant to this Plan will not exceed 11,985 (the "Restricted Stock Pool"). In the event that any Restricted Stock is forfeited, the shares of Common Stock forfeited to the Company shall not again be made available for grant under the Plan.

            (b) Adjustments Upon Changes in Stock. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in:
      (i) the aggregate number of shares of Restricted Stock in the Restricted Stock Pool that may be issued pursuant to this Plan; (ii) the exercise price of any rights of repurchase or of first refusal under this Plan; and
      (iii) other rights and matters determined on a per share basis under this Plan or any Restricted Stock Grant Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan. If there is any other change in the number or kind of the outstanding shares of Stock of the Company, or of any other security into which that Stock has been changed or for which it has been exchanged, and if the Board, in its sole discretion, determines that this change requires any adjustment in the restrictions of Transfer, rights of repurchase, or rights of first refusal in Restricted Stock then subject to this Plan, such an adjustment will be made in accordance with the determination of the Board. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its stock.

6.    TERMS OF RESTRICTED STOCK GRANT AGREEMENTS.

            Each issuance of Restricted Stock pursuant to this Plan will be evidenced by a Restricted Stock Grant Agreement between the Company and the Eligible Participant to whom such Restricted Stock is to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Restricted Stock Grant Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

            (a) No Agreement to Employ. Nothing contained in this Plan, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Plan will confer upon any Holder any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of the Company or any Subsidiary.

            (b) Vesting Periods; Forfeiture to Company.

                  (i) Vesting. Except as otherwise provided herein, each
            Restricted Stock Grant Agreement may specify the period or periods of time within which the Restricted Stock issued thereunder shall be forfeited to the Company or its assignee (the "Vesting Period"), as set forth in this Section 6(b). Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

                          Unless the Restricted Stock Purchase Agreement
            executed by a Holder expressly otherwise provides and except as set forth in this Plan, as of the date issued, all of the shares of Restricted Stock issued pursuant to the agreement (the "Total Award Shares") will be deemed "Unvested" and will become "Vested" according to the following schedule:

                        (1) No portion of the Total Award Shares will be deemed
                  "Vested" prior to the first anniversary of the date on which the Restricted Stock was issued to the Holder (the "Issue Date");

                        (2) The Restricted Stock will become "Vested" on a
                  cumulative basis as to twenty percent (20%) of the Total Award Shares on each of the first, second, third, fourth and fifth anniversaries of the Issue Date, so that the Total Award Shares will have become fully "Vested," subject to the Holder's remaining an Eligible Participant, on the fifth anniversary of such Issue Date.

                  (ii) Forfeiture Upon Termination. Upon the occurrence of any
            Termination Event with respect to any Holder of Restricted Stock, any Unvested shares of Restricted Stock owned by such Holder at the time of such Termination Event shall be forfeited to the Company.

            (c) Restrictions on Transfer of Restricted Stock.

                  (i) General Rule on Permissible Transfer of Restricted Stock.
            Restricted Stock may be Transferred only in (1) accordance with the limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws, (2) as set forth below, and (3) subject to certain undertakings of the transferee (Section 6(c)(iii)). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 6(c) are expressly prohibited.

                  (ii) Effect of Prohibited Transfer. Any prohibited Transfer of
            Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 6(c), or exercise any other legal or equitable remedy.

                  (iii) Required Undertaking. Any Transfer that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure that the Company's rights under a Restricted Stock Grant Agreement and this Plan are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan, and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

                  (iv) Escrow. To facilitate the enforcement of the restrictions on Transfer set forth in this Plan, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder's spouse (if required for transfer), to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence is subject to forfeiture under this Plan or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

            (d) Additional Restrictions on Transfer. By accepting Restricted Stock under this Plan, the Holder will be deemed to represent, warrant and agree as follows:

                  (i) Securities Act of 1933. The Holder understands that the shares of Restricted Stock have not been registered under the 1933 Act, and that such shares are not freely tradable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available.

                  (ii) Other Applicable Laws. The Holder further understands that each Transfer of the Restricted Stock requires full compliance with the provisions of applicable laws.

                  (iii) Investment Intent. Unless a registration statement under the 1933 Act is in effect with respect to the sale and issuance of the Restricted Stock to the Holder: (1) the Holder is purchasing the Restricted Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Restricted Stock; and (3) Holder has no present intention of disposing of the Restricted Stock at any particular time.

            (e) Compliance with Law. Notwithstanding any other provision of this Plan, Restricted Stock may be issued pursuant to this Plan only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company will not be required to register or qualify Restricted Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be issued Restricted Stock hereunder prior to such issuance.

            (f) Stock Certificates. Certificates representing the Restricted Stock issued pursuant to this Plan will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Restricted Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this Section 6(f) have been complied with.

            (g) Market Standoff. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the 1933 Act, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

            (h) Notices. Any notice to be given to the Company under the terms of a Restricted Stock Grant Agreement will be addressed to the Company at its principal executive office, Attn: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to a Holder will be addressed to the Holder at the address provided to the Company by the Holder. Any such notice will be deemed to have been duly given if an when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

            (i) Other Provisions. The Restricted Stock Grant Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Restricted Stock issued hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

7.    AMENDMENT AND DISCONTINUANCE.

            The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that (a) no such action of the Board shall alter or impair any rights previously granted to Holders under the Plan without the consent of such affected Holders (or their successors or assignees), and (b) the Plan may not be amended without approval of the Company's stockholders if the amendment would materially increase the benefits accruing to participants under the Plan, increase the number of shares of Restricted Stock that may be issued under the Plan, or materially modify the requirements as to eligibility for participation in the Plan.

8.    PLAN COMPLIANCE WITH RULE 16b-3.

            With respect to persons subject to the liability and reporting requirements of Section 16 of 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act.

9.    COPIES OF PLAN.

            A copy of this Plan will be delivered to each Holder at or before the time he or she executes a Restricted Stock Grant Agreement.

                        RESTRICTED STOCK GRANT AGREEMENT

      THIS AGREEMENT is made as of ______________ ___, ____, between Oswego County Bancorp, Inc., a Delaware corporation (the "Company"), having its principal place of business at 44 East Bridge Street, Oswego, New York 13126, and _______________________ ("Holder").

      THE PARTIES AGREE AS FOLLOWS:

      1. Grant of Stock. The Company hereby grants to Holder, and Holder hereby accepts from the Company, ________________ shares of the Company's common stock, par value $.01 per share (the "Shares").

      2. Shares Subject to the Plan. This Agreement, and the Shares issued to Holder hereunder, will be subject to the terms and conditions of the Company's Restricted Stock Plan (the "Plan"), a copy of which is attached to this Agreement. Where the provisions of this Agreement and of the Plan are inconsistent on any matter, this Agreement will govern; and where this Agreement is silent on a matter provided for in the Plan, the Plan will govern. Capitalized terms not specifically defined in this Agreement will have the meaning ascribed to them in the Plan. As used herein, the term "Shares" refers to and includes the shares issued to Holder pursuant to this Agreement, and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.

      3. Restrictions as to the Shares. Holder understands that the Plan includes important terms and conditions that apply to this Agreement and to the Shares, including (without limitation) important restrictions on the ability of Holder to transfer the Shares. HOLDER ACKNOWLEDGES THAT HOLDER HAS READ THE PLAN, AGREES TO BE BOUND BY ITS TERMS, AND MAKES EACH OF THE REPRESENTATIONS REQUIRD TO BE MADE BY HOLDER UNDER IT.

            (a) Pursuant to Section 6(c)(iv) of the Plan, Holder will deliver the certificate(s) representing the Shares with a stock power executed by Holder and by Holder's spouse, if any, in blank, to the Secretary of the Company, to hold the same in escrow to facilitate the restrictions as to the Shares set forth in Section 6 of the Plan.

            (b) In accordance with Section 6(b) of the Plan, as of the date of this Agreement, none of the Shares will be deemed "Vested" and all of the Shares will be deemed "Unvested." Subject to the provisions of Section 6 of the Plan, an additional twenty percent (20%) of the Shares will become Vested (and will no longer by deemed Unvested) as of each of the first five anniversaries of the date of this Agreement. Unvested Shares will be forfeited to the Company in the event of the termination, for any reason, of Holder's employment by (or service to) the Company and its Subsidiaries as an employee, officer or director of the Company or any Subsidiary, as provided in Section 6(c) of the Plan.

            (c) Except as otherwise expressly provided in this Agreement, Holder will have all of the rights and privileges of a stockholder of the Company with respect to Vested and Unvested Shares, including the right to vote the Vested and Unvested Shares, while the same are held in escrow.

            (d) Holder will not Transfer any of the Shares except as provided in
      Section 6 of the Plan.

      4. Employment Status. Nothing contained herein or in the Plan will confer upon Holder any right with respect to the continuation of Holder's status as an employee, officer or director of the company (or any Subsidiaries) or interfere with the right of the Company and its Subsidiaries at any time to terminate Holder's employment or to alter Holder's rate of compensation in effect as of the date of this Agreement.

      5. Miscellaneous. This Agreement will be governed by the law of the State of New York without reference to the conflicts-of-law principles.

      The parties hereby have entered into this Agreement as of the date set forth above.

                                    OSWEGO COUNTY BANCORP, INC.

                                    By:_______________________________________
                                    Title:____________________________________

                                    "Holder"

                                    __________________________________________

                                    Address:

                                    __________________________________________

                                    __________________________________________

                                    __________________________________________


      Attachments: (1) Spousal Consent
                   (2) Restricted Stock Plan

                                 SPOUSAL CONSENT

      The undersigned is the spouse of the Holder referred to in the attached Restricted Stock Grant Agreement (the "Agreement"). The undersigned acknowledges that he or she:

      1. has received, reviewed and understands the terms of the Agreement (including its attachments);

      2. consents to the Agreement, and agrees to be bound by its terms to the extent that he or she now has or may obtain any interest in the Shares covered by the Agreement; and

      3. understands that the Company is relying upon this consent in entering into the Agreement and in not taking further steps to protect its interests.

      Date                                            Signature

__________________________                ____________________________________

                                          Name:_______________________________


                                      -3-